UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) March 30, 2006
SENTIGEN HOLDING CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-18700	13-3570672

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
445 Marshall Street
Phillipsburg, New Jersey 08865
(908) 387-1673

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
None

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EX-99.1: PRESS RELEASE

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On March 30, 2006, Sentigen Holding Corp. reported its financial results for the quarter and year ended December 31, 2005. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.
     This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (“the Exchange Act”), or otherwise subject to the liabilities of that Section, and is not incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits.
          99.1      Press release of Sentigen Holding Corp. issued on March 30, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTIGEN HOLDING CORP.
/s/ G. Scott Segler
G. Scott Segler
Chief Financial Officer (Principal Accounting and Financial Officer)

Date: March 30, 2006